                                                                    Exhibit 24.1

                               POWER OF ATTORNEY

     The undersigned, acting in the capacity or capacities stated with their respective names below, hereby constitute and appoint DAVID FREMED AND HARRY RUBIN, and each of them severally, the attorneys-in-fact of the undersigned with full power to them and each of them to sign for and in the name of the undersigned in the capacities indicated below the Annual Report on Form 10-K of Atari, Inc. for the fiscal year ended March 31, 2003, and any and all amendments thereto.

     This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

        Signature                                 Title(s)                                          Date
        ---------                                 --------                                          ----

        /s/ BRUNO BONNELL            Chairman of the Board of Directors and Chief               July 15, 2003
-------------------------------        Executive Officer (principal executive
        Bruno Bonnell                  officer) and Director

        /s/ DENIS GUYENNOT           Director and President, Chief Operating                    July 15, 2003
--------------------------------       Officer and Secretary
        Denis Guyennot

       /s/ DAVID J. FREMED           Chief Financial Officer (principal financial               July 15, 2003
--------------------------------       officer and principal accounting officer)
        David J. Fremed

        /s/ JAMES ACKERLY            Director                                                   July 15, 2003
--------------------------------
        James Ackerly

       /s/ JAMES CAPARRO             Director                                                   July 15, 2003
--------------------------------
        James Caparro

        /s/ THOMAS A. HEYMANN        Director                                                   July 15, 2003
--------------------------------
        Thomas A. Heymann

        /s/  ANN E. KRONEN           Director                                                   July 15, 2003
--------------------------------
        Ann E. Kronen

        /s/  THOMAS J. MITCHELL      Director                                                   July 15, 2003
--------------------------------
        Thomas J. Mitchell

        /s/  THOMAS SCHMIDER         Director                                                   July 15, 2003
--------------------------------
        Thomas Schmider

       /s/  DAVID WARD               Director                                                   July 15, 2003
--------------------------------
        David Ward